Exhibit 10.24

FIRST AMENDMENT TO NON-DISCLOSURE, EVALUATION, AND OPTION AGREEMENT

University of Virginia Licensing & Ventures Group – Shuttle Pharmaceuticals, Inc.

This first amendment ("First Amendment") is made effective this 30th day of November, 2019 (the "First Amendment Date") by and between the University of Virginia Patent Foundation d/b/a University of Virginia Licensing & Ventures Group, a Virginia non-profit corporation having a principal place of business at 722 Preston Avenue, Suite 107, Charlottesville, VA 22903 ("UVA LVG") and Shuttle Pharmaceuticals, Inc., having a principal place of business at 1 Research Court, Suite 450, Rockville, MD 20895 ("Company"), (each a "Party" or collectively the "Parties").

WITNESSETH

WHEREAS, the Parties entered into a Non-disclosure, Evaluation, and Option Agreement dated May 30th, 2019 ("Agreement");

WHEREAS, the Parties agree to amend the Agreement to revise and update certain provisions in accordance with the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises set forth above and the mutual covenants set forth below, the parties hereto agree as follows:

AMENDMENT

1. Section 1.5 shall be deleted and replaced with:

1.5 "Evaluation Period" means one (1) year beginning on the Effective Date

3. All other terms and conditions of the Agreement remain in force and effect for the term of the Agreement.

4. All terms capitalized herein are as defined in the Agreement.

(The Balance of This Page Intentionally Left Blank – Signature Page to Follow)

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed in duplicate counterparts, each of which shall be deemed to constitute an original, effective as of First Amendment Date.

The undersigned verify that they have the authority to bind to this First Amendment the party on behalf of which they are executing below.

University of Virginia Patent Foundation d/b/a University of Virginia Licensing & Ventures Group	Shuttle Pharmaceuticals, Inc.
By: [signature] Michael P. Straightiff Executive Director	By: [signature] Anatoly Dritschilo, MD, FACR CEO
Date: 01/27/2020	Date: 1/22/2020
By: [signature] Peter M. Grant, II Chair, Board of Directors	
Date: 1/27/2020	
Address for Notices:	Address for Notices:
UVA Licensing & Ventures Group 722 Preston Avenue, Suite 107 Charlottesville, VA 22903	Shuttle Pharmaceuticals, Inc. 1 Research Court, Suite 450 Rockville, MD 20850
Attention: Executive Director Email: LVG@virginia.edu	Attention: CEO Email:anatoly.dritschilo@shuttlepharma.org